UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 7, 2025

Cardinal Health, Inc.
(Exact Name of Registrant as Specified in Charter)

Ohio	1-11373	31-0958666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7000 Cardinal Place, Dublin, Ohio 43017
(Address of Principal Executive Offices) (Zip Code)
(614) 757-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares (without par value)	CAH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 7, 2025, the Board of Directors (the “Board”) of Cardinal Health, Inc. (the “Company”) elected Robert W. Musslewhite and Sudhakar Ramakrishna to the Board, effective immediately. Messrs. Musslewhite and Ramakrishna will serve until the 2025 annual meeting of shareholders and until their successors are elected and qualified or until their earlier resignation, removal from office, or death. The Board has appointed Mr. Musslewhite to serve on the Audit and Human Resources and Compensation Committees and has appointed Mr. Ramakrishna to serve on the Audit and Risk Oversight Committees. Mr. Musslewhite is the former Chief Executive Officer of Definitive Healthcare Corp., a provider of healthcare commercial intelligence. Mr. Ramakrishna is the President and Chief Executive Officer of SolarWinds Corporation, a provider of observability and information technology management software.

The Board has affirmatively determined that each of Messrs. Musslewhite and Ramakrishna is “independent” under the rules of the New York Stock Exchange and the rules and regulations under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act").

Messrs. Musslewhite and Ramakrishna will receive compensation consistent with that received by the Company’s other non-employee directors, as described in the Company’s proxy statement on Schedule 14A for the 2024 annual meeting of shareholders, filed with the U.S. Securities and Exchange Commission on September 16, 2024.

There are no arrangements or understandings between either Messrs. Musslewhite or Ramakrishna and any other person pursuant to which they were appointed as a director. At this time, there are no transactions in which either Messrs. Musslewhite or Ramakrishna has or will have an interest that would be required to be disclosed pursuant to Item 404(a) of Regulation S-K under the Exchange Act.

Item 7.01.    Regulation FD Disclosure.

The Company issued a news release on March 10, 2025 announcing the election of Messrs. Musslewhite and Ramakrishna to the Board, which is being furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1	News release issued by the Company on March 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: March 10, 2025	By:	/s/ Jessica L. Mayer
Name: Jessica L. Mayer
Title: Chief Legal and Compliance Officer

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